UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	010-32217	33-0599368
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

4350 Executive Drive, Suite 100, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (858)-373-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of InfoSonics Corporation was held on June 14, 2010.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1:  Election of Directors.

	For	Against	Withheld	Broker Non-votes

Joseph Ram	6,703,064	791,476	12,675	5,117,776

Randall P. Marx	6,705,264	791,276	10,675	5,117,776

Robert S. Picow	6,705,264	791,276	10,675	5,117,776

Kirk A. Waldron	6,707,964	788,376	10,875	5,117,776

Proposal 2:  Ratification of the selection of SingerLewak LLP as InfoSonics Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

For	Against	Abstain	Broker Non-votes

10,300,290	1,481,602	843,099	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date: June 18, 2010	By:	/s/ Roger Laungani
Roger Laungani
Interim Chief Financial Officer